UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-08797 and 811-09049

Name of Fund:  BlackRock International Fund of BlackRock Series, Inc. and BlackRock Master International Portfolio of BlackRock Master LLC

Fund Address:  100 Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service: John M. Perlowski, Chief Executive Officer, BlackRock International Fund of BlackRock Series, Inc. and BlackRock Master International Portfolio of BlackRock Master LLC, 55 East 52nd Street, New York, NY 10055

Registrants’ telephone number, including area code: (800) 441-7762

Date of fiscal year end: 10/31/2015

Date of reporting period: 04/30/2015

Item 1 – Report to Stockholders

APRIL 30, 2015

SEMI-ANNUAL REPORT (UNAUDITED)	BLACKROCK®

BlackRock International Fund | of BlackRock Series, Inc.

Not FDIC Insured ¡ May Lose Value ¡ No Bank Guarantee

Shareholders can sign up for e-mail notifications of quarterly statements, annual and semi-annual shareholder reports and prospectuses by enrolling in the electronic delivery program. Electronic copies of shareholder reports and prospectuses are also available on BlackRock’s website.

TO ENROLL IN ELECTRONIC DELIVERY:

Shareholders Who Hold Accounts with Investment Advisors, Banks or Brokerages:

Please contact your financial advisor. Please note that not all investment advisors, banks or brokerages may offer this service.

Shareholders Who Hold Accounts Directly with BlackRock:

1. Access the BlackRock website at blackrock.com

2. Select “Access Your Account”

3. Next, select “eDelivery” in the “Related Resources” box and follow the sign-up instructions

2	BLACKROCK INTERNATIONAL FUND	APRIL 30, 2015

The Markets in Review

Dear Shareholder,

Financial market performance was generally positive for the 6- and 12-month periods ended April 30, 2015, although volatility increased from the remarkably low levels seen in recent years. In 2014, as the U.S. Federal Reserve (the “Fed”) gradually reduced its bond buying program (which ultimately ended in October), U.S. interest rates surprisingly trended lower and stock prices forged ahead despite high valuations on the back of a multi-year bull market.

Around mid-year, however, geopolitical tensions intensified in Ukraine and the Middle East and oil prices became highly volatile, stoking worries about economic growth outside the United States. As the U.S. economy continued to post stronger data, investors grew concerned that the Fed would raise short-term rates sooner than previously anticipated. The U.S. dollar appreciated and global credit markets tightened, ultimately putting a strain on investor flows, and financial markets broadly weakened in the third quarter.

U.S. economic growth picked up considerably in the fourth quarter while the broader global economy showed signs of slowing. U.S. markets significantly outperformed international markets during this period even as the European Central Bank (“ECB”) and the Bank of Japan eased monetary policy, which drove further strengthening in the U.S. dollar. Oil prices plummeted due to a global supply-and-demand imbalance, sparking a sell off in energy-related assets and stress in emerging markets. Fixed income investors piled into U.S. Treasuries as their persistently low yields became attractive as compared to international sovereign debt.

Equity markets reversed in 2015, with U.S. stocks underperforming international markets. Investors had held high expectations for the U.S. economy, but after a harsh winter, first-quarter data disappointed and high valuations took their toll on U.S. stocks. The continued appreciation of the dollar was an additional headwind for exporters. Although U.S. economic momentum had broadly weakened, the labor market – a key determinant for the Fed’s decision on the future of interest rate policy – showed improvement, keeping investors on edge about when to expect the first rate hike.

In contrast, economic reports in Europe and Asia easily beat investors’ very low expectations, and accommodative policies from central banks in those regions helped international equities rebound. The ECB’s asset purchase program was the largest in scale and effect on the markets. Global sentiment improved with a ceasefire in Ukraine and an improving outlook for Greece’s continued membership in the eurozone. Emerging market stocks rebounded in April as oil prices appeared to stabilize.

At BlackRock, we believe investors need to think globally, extend their scope across a broad array of asset classes and be prepared to move freely as market conditions change over time. We encourage you to talk with your financial advisor and visit blackrock.com for further insight about investing in today’s markets.

Sincerely,

Rob Kapito

President, BlackRock Advisors, LLC

Rob Kapito

President, BlackRock Advisors, LLC

Total Returns as of April 30, 2015
	6-month	12-month
U.S. large cap equities (S&P 500® Index)	4.40%	12.98%
U.S. small cap equities (Russell 2000® Index)	4.65	9.71
International equities (MSCI Europe, Australasia, Far East Index)	6.81	1.66
Emerging market equities (MSCI Emerging Markets Index)	3.92	7.80
3-month Treasury bills (BofA Merrill Lynch 3-Month U.S. Treasury Bill Index)	0.01	0.02
U.S. Treasury securities (BofA Merrill Lynch 10-Year U.S. Treasury Index)	3.59	8.03
U.S. investment grade bonds (Barclays U.S. Aggregate Bond Index)	2.06	4.46
Tax-exempt municipal bonds (S&P Municipal Bond Index)	1.27	4.86
U.S. high yield bonds (Barclays U.S. Corporate High Yield 2% Issuer Capped Index)	1.52	2.59

Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

THIS PAGE NOT PART OF YOUR FUND REPORT	3

Fund Summary as of April 30, 2015

Investment Objective

BlackRock International Fund’s (the “Fund”) investment objective is to seek long-term capital growth through investments primarily in a diversified portfolio of equity securities of companies located outside the United States.

Portfolio Management Commentary

How did the Fund perform?

•

For the six-month period ended April 30, 2015, through its investment in BlackRock Master International Portfolio (the “Portfolio”), the Fund underperformed its benchmark, the Morgan Stanley Capital International (“MSCI”) All Country World Index ex-U.S.

What factors influenced performance?

•

Relative to the benchmark index, the Portfolio’s underperformance during the period was mainly driven by stock selection in the consumer discretionary sector. An overweight exposure to the sector helped offset the negative selection. The Portfolio’s position in the Macau gaming company Sands China Ltd. was the largest individual detractor during the period. Sands China struggled as Macau gaming revenues have continued to weaken in the face of an anti-corruption clampdown by the Chinese government.

•

Stock selection within health care as well as an overweight exposure to the sector contributed to performance, as did stock selection in financials. Genmab, a Danish biotechnology company, was the best individual performer by a significant margin, as investors have grown increasingly optimistic regarding Genmab’s new bone marrow cancer drug in development. Test data for the new drug has been positive at a time when competitors’ products in the same field have experienced disappointments.

•	The Portfolio took several currency risk management measures during the period. These measures modestly benefited relative performance.

Describe recent portfolio activity.

•

The Portfolio’s most significant trading activity was its purchase of a new position in the British telecommunications firm Vodafone Group PLC, based on the potential for fourth generation mobile telecommunications technology in Europe to match the operational and share price performance seen in the United States. In contrast, the Portfolio’s position in Royal Dutch Shell PLC was sold following disappointing fourth quarter 2014 results.

Describe portfolio positioning at period end.

•

Relative to the benchmark, the Portfolio’s largest sector overweights were in consumer discretionary, health care and industrials. The largest under-weight exposures were in financials, energy and consumer staples. On a regional basis, the Portfolio’s largest overweight exposure was in the United Kingdom, while the largest underweight allocation was to emerging market countries.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

4	BLACKROCK INTERNATIONAL FUND	APRIL 30, 2015

Total Return Based on a $10,000 Investment

[1]	Assuming maximum sales charges, if any, transaction costs and other operating expenses, including administration fees. Institutional Shares do not have a sales charge.

[2]	The Fund invests all of its assets in the Portfolio. The Portfolio invests primarily in stocks of companies located outside the United States.

[3]	A free float-adjusted market capitalization index designed to measure the combined equity market performance of developed and emerging market countries, excluding the United States.

Performance Summary for the Period Ended April 30, 2015
		Average Annual Total Returns[4]
		1 Year		5 Years		10 Years
	6-Month Total Returns	w/o sales charge	w/ sales charge	w/o sales charge	w/ sales charge	w/o sales charge	w/ sales charge
Institutional	1.45%	(0.08)%	N/A	6.90%	N/A	5.03%	N/A
Investor A	1.29	(0.47)	(5.70)%	6.51	5.37%	4.69	4.12%
Investor B	0.81	(1.37)	(5.81)	5.39	5.07	3.82	3.82
Investor C	0.83	(1.41)	(2.38)	5.53	5.53	3.81	3.81
Class R	1.11	(0.79)	N/A	6.20	N/A	4.43	N/A
MSCI All Country World Index ex-U.S.	5.56	2.63	N/A	6.04	N/A	6.26	N/A

[4]

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” on page 6 for a detailed description of share classes, including any related sales charges and fees.

N/A — Not applicable as share class and index do not have a sales charge.

Past performance is not indicative of future results.

Expense Example
	Actual			Hypothetical[6]
	Beginning Account Value November 1, 2014	Ending Account Value April 30, 2015	Expenses Paid During the Period[5]	Beginning Account Value November 1, 2014	Ending Account Value April 30, 2015	Expenses Paid During the Period[5]	Annualized Expense Ratio
Institutional	$1,000.00	$1,014.50	$4.99	$1,000.00	$1,019.84	$5.01	1.00%
Investor A	$1,000.00	$1,012.90	$6.89	$1,000.00	$1,017.95	$6.90	1.38%
Investor B	$1,000.00	$1,008.10	$12.10	$1,000.00	$1,012.74	$12.13	2.43%
Investor C	$1,000.00	$1,008.30	$11.85	$1,000.00	$1,012.99	$11.88	2.38%
Class R	$1,000.00	$1,011.10	$8.48	$1,000.00	$1,016.36	$8.50	1.70%

[5]

For each class of the Fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period shown). Because the Fund is a feeder fund, the expense example reflects the net expenses of both the Fund and the Portfolio in which it invests.

[6]	Hypothetical 5% annual return before expenses is calculated by prorating the number of days in the most recent fiscal half year divided by 365.

See “Disclosure of Expenses” on page 7 for further information on how expenses were calculated.

BLACKROCK INTERNATIONAL FUND	APRIL 30, 2015	5

About Fund Performance

•	Institutional Shares are not subject to any sales charge. These shares bear no ongoing distribution or service fees and are available only to eligible investors.

•

Investor A Shares are subject to a maximum initial sales charge (front-end load) of 5.25% and a service fee of 0.25% per year (but no distribution fee). Certain redemptions of these shares may be subject to a contingent deferred sales charge (“CDSC”) where no initial sales charge was paid at the time of purchase. These shares are generally available through financial intermediaries.

•

Investor B Shares are subject to a maximum CDSC of 4.50% declining to 0% after six years. In addition, these shares are subject to a distribution fee of 0.75% per year and a service fee of 0.25% per year. These shares automatically convert to Investor A Shares after approximately eight years (There is no initial sales charge for automatic share conversions.) All returns for periods greater than eight years reflect this conversion. These shares are only available through exchanges and distribution reinvestments by current holders and for purchase by certain employer-sponsored retirement plans.

Effective on or about the close of business on June 23, 2015, all issued and outstanding Investor B Shares will be converted into Investor A Shares.

•

Investor C Shares are subject to a 1.00% CDSC if redeemed within one year of purchase. In addition, these shares are subject to a distribution fee of 0.75% per year and a service fee of 0.25% per year. These shares are generally available through financial intermediaries.

•	Class R Shares are not subject to any sales charge. These shares are subject to a distribution fee of 0.25% per year and a service fee of

0.25% per year. These shares are available only to certain employer-sponsored retirement plans. Prior to August 15, 2011, Class R Shares’ performance results are those of Institutional Shares (which have no distribution or service fees) restated to reflect Class R Share fees.

Performance information reflects past performance and does not guarantee future results. Current performance may be lower or higher than the performance data quoted. Refer to www.blackrock.com/funds to obtain performance data current to the most recent month end. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Figures shown in the performance table on the previous page assume reinvestment of all distributions, if any, at net asset value (“NAV”) on the ex-dividend date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Distributions paid to each class of shares will vary because of the different levels of service, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.

BlackRock Advisors, LLC (the “Administrator”), the Fund’s administrator, has contractually agreed to waive and/or reimburse a portion of the Fund’s expenses. Without such waiver and/or reimbursement, the Fund’s performance would have been lower. The Administrator is under no obligation to continue waiving and/or reimbursing its fees after the applicable termination date of such agreement. See Note 3 of the Notes to Financial Statements for additional information on waivers and/or reimbursements.

6	BLACKROCK INTERNATIONAL FUND	APRIL 30, 2015

Disclosure of Expenses

Shareholders of the Fund may incur the following charges: (a) transactional expenses, such as sales charges; and (b) operating expenses, including administration fees, service and distribution fees, including 12b-1 fees, acquired fund fees and expenses and other Fund expenses. The expense example shown on the previous page (which is based on a hypothetical investment of $1,000 invested on November 1, 2014 and held through April 30, 2015) is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The expense example provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their share class under the heading entitled “Expenses Paid During the Period.”

The expense example also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in the Fund and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in shareholder reports of other funds.

The expenses shown in the expense example are intended to highlight shareholders’ ongoing costs only and do not reflect any transactional expenses, such as sales charges, if any. Therefore, the hypothetical example is useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

Derivative Financial Instruments

The Portfolio may invest in various derivative financial instruments. Derivative financial instruments are used to obtain exposure to a security, index and/or market without owning or taking physical custody of securities or to manage market, equity, credit, interest rate, foreign currency exchange rate, commodity and/or other risks. Derivative financial instruments may give rise to a form of economic leverage. Derivative financial instruments also involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the derivative financial instrument. The Portfolio’s ability to use a derivative financial instrument successfully depends on the investment advisor’s ability to predict pertinent market movements accurately, which cannot be assured. The use of derivative financial instruments may result in losses greater than if they had not been used, may limit the amount of appreciation a Fund can realize on an investment and/or may result in lower distributions paid to shareholders. The Portfolio’s investments in these instruments are discussed in detail in the Portfolio’s Notes to Financial Statements.

BLACKROCK INTERNATIONAL FUND	APRIL 30, 2015	7

Statement of Assets and Liabilities	BlackRock International Fund

April 30, 2015 (Unaudited)

Assets
Investment at value — Portfolio (cost — $598,444,508)	$650,180,797
Capital shares sold receivable	877,428
Receivable from Administrator	108,743
Prepaid expenses	13,744

Total assets	651,180,712

Liabilities
Capital shares redeemed payable	820,002
Service and distribution fees payable	191,581
Administration fees payable	97,942
Contributions payable to the Portfolio	57,426
Transfer agent fees payable	405,022
Other affiliates payable	1,274
Officer’s fees payable	211
Other accrued expenses payable	92,228

Total liabilities	1,665,686

Net Assets	$649,515,026

Net Assets Consist of
Paid-in capital	$798,787,439
Distributions in excess of net investment income	(4,276,952)
Accumulated net realized loss allocated from the Portfolio	(196,731,750)
Net unrealized appreciation (depreciation) allocated from the Portfolio	51,736,289

Net Assets	$649,515,026

Net Asset Value
Institutional — Based on net assets of $185,017,269 and 12,408,210 shares outstanding, 100 million shares authorized, $0.0001 par value	$14.91

Investor A — Based on net assets of $293,078,683 and 20,085,147 shares outstanding, 100 million shares authorized, $0.0001 par value	$14.59

Investor B — Based on net assets of $1,494,798 and 109,294 shares outstanding, 100 million shares authorized, $0.0001 par value	$13.68

Investor C — Based on net assets of $147,446,731 and 10,797,312 shares outstanding, 100 million shares authorized, $0.0001 par value	$13.66

Class R — Based on net assets of $22,477,545 and 1,540,481 shares outstanding, 100 million shares authorized, $0.0001 par value	$14.59

See Notes to Financial Statements.

8	BLACKROCK INTERNATIONAL FUND	APRIL 30, 2015

Statement of Operations	BlackRock International Fund

Six Months Ended April 30, 2015 (Unaudited)

Investment Income
Net investment income allocated from the Portfolio:
Dividends — unaffiliated	$6,178,560
Dividends — affiliated	6,896
Foreign taxes withheld	(263,334)
Expenses	(2,555,574)
Fees waived	8,854

Total income	3,375,402

Fund Expenses
Administration	791,746
Service — Investor A	350,967
Service and distribution — Investor B	8,393
Service and distribution — Investor C	714,333
Service and distribution — Class R	57,369
Transfer agent — Institutional	165,200
Transfer agent — Investor A	358,189
Transfer agent — Investor B	8,725
Transfer agent — Investor C	271,256
Transfer agent — Class R	33,689
Registration	35,278
Professional	16,989
Printing	23,930
Officer and Directors	200
Miscellaneous	8,988

Total expenses	2,845,252
Less fees waived by the Administrator	(256,674)
Less transfer agent fees waived and/or reimbursed by the Administrator — Institutional	(165,194)
Less transfer agent fees waived and/or reimbursed by the Administrator — Investor A	(175,692)
Less transfer agent fees waived and/or reimbursed by the Administrator — Investor B	(5,087)
Less transfer agent fees waived and/or reimbursed by the Administrator — Class R	(10,736)

Total expenses after fees waived and/or reimbursed	2,231,869

Net investment income	1,143,533

Realized and Unrealized Gain (Loss) Allocated from the Portfolio
Net realized loss from investments and foreign currency transactions	(20,052,984)
Net change in unrealized appreciation (depreciation) on investments and foreign currency translations	26,530,559

Total realized and unrealized gain	6,477,575

Net Increase in Net Assets Resulting from Operations	$7,621,108

See Notes to Financial Statements.

BLACKROCK INTERNATIONAL FUND	APRIL 30, 2015	9

Statements of Changes in Net Assets	BlackRock International Fund

Increase (Decrease) in Net Assets:	Six Months Ended April 30, 2015 (Unaudited)	Year Ended October 31, 2014

Operations
Net investment income	$1,143,533	$7,099,503
Net realized gain (loss)	(20,052,984)	99,985,853
Net change in unrealized appreciation (depreciation)	26,530,559	(113,029,725)

Net increase (decrease) in net assets resulting from operations	7,621,108	(5,944,369)

Distributions to Shareholders From[1]
Net investment income:
Institutional	(4,136,476)	(7,126,586)
Investor A	(5,205,581)	(4,254,807)
Investor C	(1,365,273)	(1,087,003)
Class R	(334,260)	(341,463)

Decrease in net assets resulting from distributions to shareholders	(11,041,590)	(12,809,859)

Capital Share Transactions
Net decrease in net assets derived from capital share transactions	(1,795,000)	(228,947,926)

Net Assets
Total decrease in net assets	(5,215,482)	(247,702,154)
Beginning of period	654,730,508	902,432,662

End of period	$649,515,026	$654,730,508

Undistributed (distributions in excess of) net investment income, end of period	$(4,276,952)	$7,945,045

[1]	Distributions for annual periods determined in accordance with federal income tax regulations.

See Notes to Financial Statements.

10	BLACKROCK INTERNATIONAL FUND	APRIL 30, 2015

Financial Highlights	BlackRock International Fund

	Institutional
	Six Months Ended April 30, 2015	Year Ended October 31,
	(Unaudited)	2014	2013	2012	2011	2010

Per Share Operating Performance
Net asset value, beginning of period	$15.03	$15.51	$12.30	$12.18	$12.86	$10.91

Net investment income (loss)[1]	0.06	0.21	0.25	0.16	0.02	(0.01)
Net realized and unrealized gain (loss)	0.14	(0.41)	3.13	0.03	(0.70)[2]	1.96 [2]

Net increase (decrease) from investment operations	0.20	(0.20)	3.38	0.19	(0.68)	1.95

Distributions from net investment income[3]	(0.32)	(0.28)	(0.17)	(0.07)	—	—

Net asset value, end of period	$14.91	$15.03	$15.51	$12.30	$12.18	$12.86

Total Return[4]
Based on net asset value	1.45%[5]	(1.26)%	27.77%[6]	1.63%	(5.29)%	17.87%

Ratios to Average Net Assets[7]
Total expenses	1.26%[8,9]	1.23%[8]	1.22%[8]	1.31%[8]	1.30%[8]	1.77%

Total expenses after fees waived and/or reimbursed	1.00%[8,9]	1.00%[8]	1.00%[8]	1.00%[8]	1.06%[8]	1.77%

Net investment income (loss)	0.87%[8,9]	1.39%[8]	1.81%[8]	1.29%[8]	0.19%[8]	(0.13)%

Supplemental Data
Net assets, end of period (000)	$185,017	$194,685	$431,563	$313,764	$416,002	$2,645

Portfolio turnover rate of the Portfolio	58%	128%	128%	117%	156%	154%

[1]	Based on average shares outstanding.

[2]	Includes redemption fees, which are less than $0.005 per share.

[3]	Distributions for annual periods determined in accordance with federal income tax regulations.

[4]	Where applicable, assumes the reinvestment of distributions.

[5]	Aggregate total return.

[6]

Includes a payment from an affiliate to compensate for foregone securities lending revenue which impacted the Fund’s total return. Not including this payment, the Fund’s total return would have been 27.68%.

[7]	Includes the Fund’s share of the Portfolio’s allocated expenses and/or net investment income.

[8]	Includes the Fund’s share of the Portfolio’s allocated fees waived of less than 0.01%.

[9]	Annualized.

See Notes to Financial Statements.

BLACKROCK INTERNATIONAL FUND	APRIL 30, 2015	11

Financial Highlights (continued)	BlackRock International Fund

	Investor A
	Six Months Ended April 30, 2015	Year Ended October 31,
	(Unaudited)	2014	2013	2012	2011	2010

Per Share Operating Performance
Net asset value, beginning of period	$14.68	$15.17	$12.03	$11.94	$12.66	$10.76

Net investment income (loss)[1]	0.03	0.14	0.20	0.11	0.00 [2]	(0.06)
Net realized and unrealized gain (loss)	0.15	(0.40)	3.07	0.03	(0.72)[3]	1.96 [3]

Net increase (decrease) from investment operations	0.18	(0.26)	3.27	0.14	(0.72)	1.90

Distributions from net investment income[4]	(0.27)	(0.23)	(0.13)	(0.05)	—	—

Net asset value, end of period	$14.59	$14.68	$15.17	$12.03	$11.94	$12.66

Total Return[5]
Based on net asset value	1.29%[6]	(1.70)%	27.37%[7]	1.21%	(5.69)%	17.66%

Ratios to Average Net Assets[8]
Total expenses	1.59%[9,10]	1.57%[9]	1.56%[9]	1.64%[9]	1.80%[9]	2.08%

Total expenses after fees waived and/or reimbursed	1.38%[9,10]	1.38%[9]	1.38%[9]	1.38%[9]	1.67%[9]	1.67%

Net investment income (loss)	0.49%[9,10]	0.92%[9]	1.53%[9]	0.96%[9]	0.01%[9]	(0.51)%

Supplemental Data
Net assets, end of period (000)	$293,079	$285,565	$280,123	$221,365	$208,885	$37,035

Portfolio turnover rate of the Portfolio	58%	128%	128%	117%	156%	154%

[1]	Based on average shares outstanding.

[2]	Amount is less than $0.005 per share.

[3]	Includes redemption fees, which are less than $0.005 per share.

[4]	Distributions for annual periods determined in accordance with federal income tax regulations.

[5]	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

[6]	Aggregate total return.

[7]

Includes a payment from an affiliate to compensate for foregone securities lending revenue which impacted the Fund’s total return. Not including this payment, the Fund’s total return would have been 27.29%.

[8]	Includes the Fund’s share of the Portfolio’s allocated expenses and/or net investment income.

[9]	Includes the Fund’s share of the Portfolio’s allocated fees waived of less than 0.01%.

[10]	Annualized.

See Notes to Financial Statements.

12	BLACKROCK INTERNATIONAL FUND	APRIL 30, 2015

Financial Highlights (continued)	BlackRock International Fund

	Investor B
	Six Months Ended April 30, 2015	Year Ended October 31,
	(Unaudited)	2014	2013	2012	2011	2010

Per Share Operating Performance
Net asset value, beginning of period	$13.57	$13.93	$11.05	$11.04	$11.84	$10.18

Net investment income (loss)[1]	(0.04)	(0.01)	0.05	(0.02)	(0.12)	(0.17)
Net realized and unrealized gain (loss)	0.15	(0.35)	2.83	0.03	(0.68)[2]	1.83 [2]

Net increase (decrease) from investment operations	0.11	(0.36)	2.88	0.01	(0.80)	1.66

Net asset value, end of period	$13.68	$13.57	$13.93	$11.05	$11.04	$11.84

Total Return[3]
Based on net asset value	0.81%[4]	(2.58)%	26.06%[5]	0.09%	(6.76)%	16.31%

Ratios to Average Net Assets[6]
Total expenses	3.12%[7,8]	2.65%[7]	3.04%[7]	2.93%[7]	3.08%[7]	3.21%

Total expenses after fees waived and/or reimbursed	2.43%[7,8]	2.34%[7]	2.42%[7]	2.44%[7]	2.99%[7]	3.21%

Net investment income (loss)	(0.59)%[7,8]	(0.04)%[7]	0.40%[7]	(0.16)%[7]	(1.01)%[7]	(1.65)%

Supplemental Data
Net assets, end of period (000)	$1,495	$2,121	$4,837	$11,609	$22,320	$11,898

Portfolio turnover rate of the Portfolio	58%	128%	128%	117%	156%	154%

[1]	Based on average shares outstanding.

[2]	Includes redemption fees, which are less than $0.005 per share.

[3]	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

[4]	Aggregate total return.

[5]

Includes a payment from an affiliate to compensate for foregone securities lending revenue which impacted the Fund’s total return. Not including this payment, the Fund’s total return would have been 25.97%.

[6]	Includes the Fund’s share of the Portfolio’s allocated expenses and/or net investment income.

[7]	Includes the Fund’s share of the Portfolio’s allocated fees waived of less than 0.01%.

[8]	Annualized.

See Notes to Financial Statements.

BLACKROCK INTERNATIONAL FUND	APRIL 30, 2015	13

Financial Highlights (continued)	BlackRock International Fund

	Investor C
	Six Months Ended April 30, 2015	Year Ended October 31,
	(Unaudited)	2014	2013	2012	2011	2010

Per Share Operating Performance
Net asset value, beginning of period	$13.68	$14.15	$11.23	$11.23	$12.00	$10.28

Net investment income (loss)[1]	(0.03)	(0.01)	0.06	(0.01)	(0.11)	(0.13)
Net realized and unrealized gain (loss)	0.14	(0.36)	2.86	0.03	(0.66)[2]	1.85 [2]

Net increase (decrease) from investment operations	0.11	(0.37)	2.92	0.02	(0.77)	1.72

Distributions from net investment income[3]	(0.13)	(0.10)	(0.00)[4]	(0.02)	—	—

Net asset value, end of period	$13.66	$13.68	$14.15	$11.23	$11.23	$12.00

Total Return[5]
Based on net asset value	0.83%[6]	(2.62)%	26.02%[7]	0.23%	(6.42)%	16.73%

Ratios to Average Net Assets[8]
Total expenses	2.46%[9,10]	2.43%[9]	2.49%[9]	2.66%[9]	2.58%[9]	2.80%

Total expenses after fees waived and/or reimbursed	2.38%[9,10]	2.35%[9]	2.39%[9]	2.41%[9]	2.53%[9]	2.80%

Net investment income (loss)	(0.51)%[9,10]	(0.05)%[9]	0.51%[9]	(0.09)%[9]	(0.99)%[9]	(1.23)%

Supplemental Data
Net assets, end of period (000)	$147,447	$148,042	$156,198	$135,280	$151,594	$13,636

Portfolio turnover rate of the Portfolio	58%	128%	128%	117%	156%	154%

[1]	Based on average shares outstanding.

[2]	Includes redemption fees, which are less than $0.005 per share.

[3]	Distributions for annual periods determined in accordance with federal income tax regulations.

[4]	Amount is greater than $(0.005) per share.

[5]	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

[6]	Aggregate total return.

[7]

Includes a payment from an affiliate to compensate for foregone securities lending revenue which impacted the Fund’s total return. Not including this payment, the Fund’s total return would have been 25.93%.

[8]	Includes the Fund’s share of the Portfolio’s allocated expenses and/or net investment income.

[9]	Includes the Fund’s share of the Portfolio’s allocated fees waived of less than 0.01%.

[10]	Annualized.

See Notes to Financial Statements.

14	BLACKROCK INTERNATIONAL FUND	APRIL 30, 2015

Financial Highlights (concluded)	BlackRock International Fund

	Class R
	Six Months Ended April 30, 2015 (Unaudited)	Year Ended October 31,			Period August 15, 2011[1] to October 31, 2011

		2014	2013	2012

Per Share Operating Performance
Net asset value, beginning of period	$14.64	$15.12	$11.98	$11.93	$12.11

Net investment income (loss)[2]	0.01	0.09	0.16	0.07	(0.01)
Net realized and unrealized gain (loss)	0.14	(0.39)	3.05	0.03	(0.17)

Net increase (decrease) from investment operations	0.15	(0.30)	3.21	0.10	(0.18)

Distributions from net investment income[3]	(0.20)	(0.18)	(0.07)	(0.05)	—

Net asset value, end of period	$14.59	$14.64	$15.12	$11.98	$11.93

Total Return[4]
Based on net asset value	1.11%[5]	(1.98)%	26.95%[6]	0.90%	(1.49)%[5]

Ratios to Average Net Assets[7]
Total expenses	1.88%[8,9]	1.84%[8]	1.85%[8]	1.92%[8]	1.91%[8,9]

Total expenses after fees waived and/or reimbursed	1.70%[8,9]	1.70%[8]	1.70%[8]	1.70%[8]	1.71%[8,9]

Net investment income (loss)	0.16%[8,9]	0.63%[8]	1.22%[8]	0.59%[8]	(0.57)%[8,9]

Supplemental Data
Net assets, end of period (000)	$22,478	$24,318	$29,711	$26,887	$32,968

Portfolio turnover rate of the Portfolio	58%	128%	128%	117%	156%

[1]	Commencement of operations.

[2]	Based on average shares outstanding.

[3]	Distributions for annual periods determined in accordance with federal income tax regulations.

[4]	Where applicable, assumes the reinvestment of distributions.

[5]	Aggregate total return.

[6]

Includes a payment from an affiliate to compensate for foregone securities lending revenue which impacted the Fund’s total return. Not including this payment, the Fund’s total return would have been 26.87%.

[7]	Includes the Fund’s share of the Portfolio’s allocated expenses and/or net investment income.

[8]	Includes the Fund’s share of the Portfolio’s allocated fees waived of less than 0.01%.

[9]	Annualized.

See Notes to Financial Statements.

BLACKROCK INTERNATIONAL FUND	APRIL 30, 2015	15

Notes to Financial Statements (Unaudited)	BlackRock International Fund

1. Organization:

BlackRock International Fund (the “Fund”), a series of BlackRock Series, Inc. (the “Corporation”), is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a diversified, open-end management investment company. The Corporation is organized as a Maryland corporation. The Fund seeks to achieve its investment objective by investing all of its assets in BlackRock Master International Portfolio (the “Portfolio”), a series of BlackRock Master LLC (the “Master LLC”), an affiliate of the Fund, which has the same investment objective and strategies as the Fund. The value of the Fund’s investment in the Portfolio reflects the Fund’s proportionate interest in the net assets of the Portfolio. The performance of the Fund is directly affected by the performance of the Portfolio. At April 30, 2015, the percentage of the Portfolio owned by the Fund was 100%. The financial statements of the Portfolio, including the Schedule of Investments, are included elsewhere in this report and should be read in conjunction with the Fund’s financial statements.

The Fund offers multiple classes of shares. All classes of shares have identical voting, dividend, liquidation and other rights and are subject to the same terms and conditions, except that certain classes bear certain expenses related to shareholder servicing and distribution of such shares. Institutional Shares are sold only to certain eligible investors. Investor B Shares are only available through exchanges and distribution reinvestments by current holders and for purchase by certain employer-sponsored retirement plans. Investor A and Investor C Shares are generally available through financial intermediaries. Class R Shares are available only to certain employer-sponsored retirement plans. Each class has exclusive voting rights with respect to matters relating to its shareholder servicing and distribution expenditures (except that Investor B shareholders may vote on material changes to the Investor A distribution and service plan). The Board of Directors of the Corporation and the Board of Directors of the Master LLC are referred to throughout this report as the “Board of Directors” or the “Board” and the members are referred to as “Directors”.

Share Class	Initial Sales Charge	CDSC	Conversion Privilege
Institutional and Class R Shares	No	No	None
Investor A Shares	Yes	No1	None
Investor B Shares	No	Yes	To Investor A Shares after approximately 8 years[2]
Investor C Shares	No	Yes	None

[1]	Investor A Shares may be subject to a CDSC where no initial sales charge was paid at the time of purchase.

[2]	Effective on or about the close of business on June 23, 2015, all issued and outstanding Investor B Shares will be converted into Investor A Shares.

2. Significant Accounting Policies:

The Fund’s financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. The following is a summary of significant accounting policies followed by the Fund:

Valuation: The Fund’s investments are valued at fair value as of the close of trading on the New York Stock Exchange (“NYSE”) (generally 4:00 p.m., Eastern time). U.S. GAAP defines fair value as the price the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Fund determines the fair values of its financial instruments at market value using independent dealers or pricing services under policies approved by the Board of the Corporation. The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to provide oversight of the pricing function for the Fund for all financial instruments. The Fund’s policy is to fair value its financial instruments at market value. The Fund records its investment in the Portfolio at fair value based on the Fund’s proportionate interest in the net assets of the Portfolio. Valuation of securities held by the Portfolio is discussed in Note 2 of the Portfolio’s Notes to Financial Statements, which are included elsewhere in this report.

Investment Transactions and Investment Income: For financial reporting purposes, contributions to and withdrawals from the Portfolio are accounted on a trade date basis. The Fund records daily its proportionate share of the Portfolio’s income, expenses and realized and unrealized gains and losses. In addition, the Fund accrues its own expenses. Income, expenses and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets.

Distributions: Distributions paid by the Fund are recorded on the ex-dividend date. The character and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.

Other: Expenses directly related to the Fund or its classes are charged to the Fund or the applicable class. Other operating expenses shared by several funds are prorated among those funds on the basis of relative net assets or other appropriate methods. Expenses directly related to the Fund and other shared expenses prorated to the Fund are allocated daily to each class based on its relative net assets or other appropriate methods.

16	BLACKROCK INTERNATIONAL FUND	APRIL 30, 2015

Notes to Financial Statements (continued)	BlackRock International Fund

3. Administration Agreement and Other Transactions with Affiliates:

The PNC Financial Services Group, Inc. is the largest stockholder and an affiliate of BlackRock, Inc. (“BlackRock”) for 1940 Act purposes.

The Corporation, on behalf of the Fund, entered into an Administration Agreement with the Administrator, an indirect, wholly owned subsidiary of BlackRock, to provide administrative services (other than investment advice and related portfolio activities). For such services, the Corporation, on behalf of the Fund, pays the Administrator a monthly fee at an annual rate of 0.25% of the average daily value of the Fund’s net assets. The Fund does not pay an investment advisory fee or investment management fee.

The Corporation, on behalf of the Fund, entered into a Distribution Agreement and a Distribution and Service Plan with BlackRock Investments, LLC (“BRIL”), an affiliate of the Administrator. Pursuant to the Distribution and Service Plan and in accordance with Rule 12b-1 under the 1940 Act, the Fund pays BRIL ongoing service and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the relevant share class of the Fund as follows:

	Service Fee	Distribution Fee
Investor A	0.25%	—
Investor B	0.25%	0.75%
Investor C	0.25%	0.75%
Class R	0.25%	0.25%

Pursuant to sub-agreements with BRIL, broker-dealers and BRIL provide shareholder servicing and distribution services to the Fund. The ongoing service and/or distribution fee compensates BRIL and each broker-dealer for providing shareholder servicing and/or distribution related services to Investor A, Investor B, Investor C and Class R shareholders.

Pursuant to written agreements, certain financial intermediaries, some of which may be affiliates, provide the Fund with sub-accounting, recordkeeping, sub-transfer agency and other administrative services with respect to sub-accounts they service. For these services, these entities receive an asset based fee or an annual fee per shareholder account, which will vary depending on share class and/or net assets. For the six months ended April 30, 2015, the Fund paid $16 to affiliates in return for these services, which is included in transfer agent — Institutional in the Statement of Operations.

The Administrator maintains a call center, which is responsible for providing certain shareholder services to the Fund, such as responding to shareholder inquiries and processing transactions based upon instructions from shareholders with respect to the subscription and redemption of Fund shares. For the six months ended April 30, 2015, the Fund reimbursed the Administrator the following amounts for costs incurred in running the call center, which are included in transfer agent — class specific in the Statement of Operations:

Institutional	$2,009
Investor A	$1,932
Investor B	$176
Investor C	$599
Class R	$48

The Administrator contractually agreed to waive and/or reimburse fees or expenses in order to limit expenses, excluding interest expense, dividend expense, tax expense, acquired fund fees and expenses and certain other fund expenses, which constitute extraordinary expenses not incurred in the ordinary course of the Fund’s business. The Administrator has agreed not to reduce or discontinue this contractual waiver or reimbursement prior to March 1, 2016, unless approved by the Board of the Corporation, including a majority of the Independent Directors.

The expense limitations as a percentage of average daily net assets are as follows:

Institutional	1.00%
Investor A	1.38%
Investor B	2.44%
Investor C	2.42%
Class R	1.70%

The Administrator waived administration fees, which is shown as fees waived by the Administrator, and transfer agent fees, which are included in transfer agent fees waived and/or reimbursed by the Administrator — class specific in the Statement of Operations.

For the six months ended April 30, 2015, affiliates earned underwriting discounts, direct commissions and dealer concessions on sales of the Fund’s Investor A Shares of $20,877.

BLACKROCK INTERNATIONAL FUND	APRIL 30, 2015	17

Notes to Financial Statements (continued)	BlackRock International Fund

For the six months ended April 30, 2015, affiliates received CDSCs as follows:

Investor A	$2,008
Investor C	$9,206

Certain officers and/or directors of the Corporation are officers and/or directors of BlackRock or its affiliates. The Fund reimburses the Administrator for a portion of the compensation paid to the Corporation’s Chief Compliance Officer, which is included in officer and directors in the Statement of Operations.

4. Income Tax Information:

It is the Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

The Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund’s U.S. federal tax returns remains open for each of the four years ended October 31, 2014. The statutes of limitations on the Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Fund as of April 30, 2015, inclusive of the open tax return years, and does not believe there are any uncertain tax positions that require recognition of a tax liability in the Fund’s financial statements.

As of October 31, 2014, the Fund had capital loss carryforwards available to offset future realized capital gains through the indicated expiration dates as follows:

Expires October 31,
2016	$120,885,460
2017	15,346,411
2019	42,091,334

Total	$178,323,205

5. Capital Share Transactions:

Transactions in capital shares for each class were as follows:

	Six Months Ended April 30, 2015		Year Ended October 31, 2014
	Shares	Amount	Shares	Amount
Institutional
Shares sold	1,202,175	$17,462,407	3,813,975	$58,204,854
Shares issued in reinvestment of distributions	264,567	3,740,961	400,698	5,930,327
Shares redeemed	(2,013,454)	(29,309,929)	(19,082,078)	(297,230,596)

Net decrease	(546,712)	$(8,106,561)	(14,867,405)	$(233,095,415)

Investor A
Shares sold and automatic conversion of shares	2,428,071	$34,546,852	5,478,730	$82,243,303
Shares issued in reinvestment of distributions	349,062	4,837,871	269,393	3,908,828
Shares redeemed	(2,140,429)	(30,392,998)	(4,766,985)	(71,700,307)

Net increase	636,704	$8,991,725	981,138	$14,451,824

Investor B
Shares sold	6,193	$82,091	29,619	$410,959
Shares redeemed and automatic conversion of shares	(53,144)	(702,268)	(220,520)	(3,036,820)

Net decrease	(46,951)	$(620,177)	(190,901)	$(2,625,861)

18	BLACKROCK INTERNATIONAL FUND	APRIL 30, 2015

Notes to Financial Statements (concluded)	BlackRock International Fund

	Six Months Ended April 30, 2015		Year Ended October 31, 2014
	Shares	Amount	Shares	Amount
Investor C
Shares sold	1,412,760	$18,783,681	2,463,311	$34,379,969
Shares issued in reinvestment of distributions	94,382	1,228,812	71,492	974,421
Shares redeemed	(1,530,033)	(20,344,409)	(2,752,383)	(38,436,707)

Net decrease	(22,891)	$(331,916)	(217,580)	$(3,082,317)

Class R
Shares sold	218,777	$3,094,235	514,761	$7,669,788
Shares issued in reinvestment of distributions	24,082	334,259	23,533	341,463
Shares redeemed	(363,482)	(5,156,565)	(842,196)	(12,607,408)

Net decrease	(120,623)	$(1,728,071)	(303,902)	$(4,596,157)

Total Net Decrease	(100,473)	$(1,795,000)	(14,598,650)	$(228,947,926)

6. Subsequent Events:

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

BLACKROCK INTERNATIONAL FUND	APRIL 30, 2015	19

Portfolio Information	BlackRock Master International Portfolio

As of April 30, 2015

Ten Largest Holdings	Percent of Long-Term Investments
AstraZeneca PLC	5%
Vodafone Group PLC	5
Liberty Global PLC, Series A	5
Royal Mail PLC	4
Kingfisher PLC	4
Teva Pharmaceutical Industries Ltd. — ADR	4
Recruit Holdings Co. Ltd.	4
Mazda Motor Corp.	4
Cie de Saint-Gobain	4
Syngenta AG, Registered Shares	4

Geographic Allocation	Percent of Long-Term Investments
United Kingdom	27%
Japan	16
United States	10
Netherlands	8
Switzerland	6
France	5
Denmark	5
Israel	4
Ireland	3
Germany	3
Mexico	3
Belgium	3
Taiwan	2
Brazil	2
Hong Kong	2
Australia	1

20	BLACKROCK INTERNATIONAL FUND	APRIL 30, 2015

Schedule of Investments April 30, 2015 (Unaudited)	BlackRock Master International Portfolio
(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Australia — 1.4%
Healthscope Ltd.	3,983,858	$8,928,105
Belgium — 2.7%
KBC Groep NV	268,582	17,670,911
Brazil — 2.1%
Itau Unibanco Holding SA, Preference Shares	1,067,690	13,675,022
Denmark — 4.8%
Genmab A/S (a)	193,705	14,915,516
Novo Nordisk A/S, Class B	287,243	16,126,015

		31,041,531
France — 5.1%
Cie de Saint-Gobain	497,031	22,588,636
Société Générale SA	214,548	10,726,275

		33,314,911
Germany — 2.9%
Deutsche Post AG, Registered Shares	564,718	18,595,196
Hong Kong — 1.9%
Sands China Ltd.	2,951,400	12,031,058
Ireland — 3.0%
Shire PLC	239,355	19,450,727
Israel — 3.9%
Teva Pharmaceutical Industries Ltd. — ADR	421,668	25,477,181
Japan — 15.3%
Kyowa Hakko Kirin Co. Ltd.	919,000	13,453,007
Mazda Motor Corp.	1,260,300	24,704,398
Recruit Holdings Co. Ltd.	748,200	25,188,342
Softbank Corp.	271,200	16,952,807
Trend Micro, Inc.	563,700	19,070,819

		99,369,373
Mexico — 2.7%
Grupo Televisa SAB — ADR (a)	485,900	17,691,619
Netherlands — 7.8%
Akzo Nobel NV	263,349	20,149,843
ASML Holding NV	97,198	10,459,776
ING Groep NV	1,300,163	19,946,542

		50,556,161
Switzerland — 5.4%
Cie Financiere Richemont SA, Registered Shares	144,715	12,898,875
Syngenta AG, Registered Shares	67,126	22,462,361

		35,361,236
Taiwan — 2.3%
MediaTek, Inc.	1,149,000	14,769,464
United Kingdom — 25.9%
AstraZeneca PLC	492,731	33,814,242
Imperial Tobacco Group PLC	334,931	16,354,747
Kingfisher PLC	4,984,504	26,779,249

Common Stocks	Shares	Value
United Kingdom (concluded)
Liberty Global PLC, Series A (a)	583,270	$30,411,698
Royal Mail PLC	3,856,348	27,551,680
Vodafone Group PLC	9,589,720	33,786,365

		168,697,981
United States — 9.4%
AMETEK, Inc.	304,936	15,984,745
Discovery Communications, Inc., Class A (a)	687,154	22,236,303
The Estee Lauder Cos., Inc., Class A	158,765	12,906,007
TripAdvisor, Inc. (a)	126,830	10,208,547

		61,335,602
Total Long-Term Investments (Cost — $578,860,416) — 96.6%		627,966,078

Short-Term Securities
BlackRock Liquidity Funds, TempFund, Institutional Class, 0.08% (b)(c)	17,670,530	17,670,530
Total Short-Term Securities (Cost — $17,670,530) — 2.7%		17,670,530
Total Investments (Cost — $596,530,946) — 99.3%		645,636,608
Other Assets Less Liabilities — 0.7%		4,544,189

Net Assets — 100.0%		$650,180,797

Portfolio Abbreviations
ADR	American Depositary Receipts	CAD	Canadian Dollar	USD	U.S. Dollar
AUD	Australian Dollar	GBP	British Pound

See Notes to Financial Statements.

BLACKROCK INTERNATIONAL FUND	APRIL 30, 2015	21

Schedule of Investments (continued)	BlackRock Master International Portfolio

Notes to Schedule of Investments

(a)	Non-income producing security.

(b)	During the six months ended April 30, 2015, investments in issuers considered to be an affiliate of the Portfolio for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at October 31, 2014	Net Activity	Shares Held at April 30, 2015	Income	Realized Gain
BlackRock Liquidity Funds, TempFund, Institutional Class	3,631,049	14,039,481	17,670,530	$6,896	$2,667

(c)	Represents the current yield as of report date.

•	As of April 30, 2015, forward foreign currency exchange contracts outstanding were as follows:

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
GBP	26,222,000	USD	38,554,600	Goldman Sachs International	5/07/15	$1,693,907
USD	39,439,330	GBP	26,222,000	Citibank N.A.	5/07/15	(809,177)
AUD	22,727,000	USD	17,140,315	Citibank N.A.	7/16/15	766,868
CAD	29,500,000	USD	23,385,972	Citibank N.A.	7/16/15	1,037,973
USD	32,533,887	GBP	21,170,000	Citibank N.A.	7/30/15	58,271
Total						$2,747,842

•

Fair Value Measurements — Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investment and derivative financial instrument and is not necessarily an indication of the risks associated with investing in those securities. The three levels of the fair value hierarchy are as follows:

•	Level 1 – unadjusted quoted prices in active markets/exchanges for identical assets or liabilities that the Portfolio has the ability to access

•

Level 2 – other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs)

•

Level 3 – unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with the Portfolio’s policy, transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period. For information about the Portfolio’s policy regarding valuation of investments and derivative financial instruments, refer to Note 2 of the Notes to the Financial Statements.

See Notes to Financial Statements.

22	BLACKROCK INTERNATIONAL FUND	APRIL 30, 2015

Schedule of Investments (concluded)	BlackRock Master International Portfolio

As of April 30, 2015, the following tables summarize the Portfolio’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments:
Common Stocks:
Australia	—	$8,928,105	—	$8,928,105
Belgium	—	17,670,911	—	17,670,911
Brazil	$13,675,022	—	—	13,675,022
Denmark	—	31,041,531	—	31,041,531
France	—	33,314,911	—	33,314,911
Germany	—	18,595,196	—	18,595,196
Hong Kong	—	12,031,058	—	12,031,058
Ireland	—	19,450,727	—	19,450,727
Israel	25,477,181	—	—	25,477,181
Japan	—	99,369,373	—	99,369,373
Mexico	17,691,619	—	—	17,691,619
Netherlands	—	50,556,161	—	50,556,161
Switzerland	—	35,361,236	—	35,361,236
Taiwan	—	14,769,464	—	14,769,464
United Kingdom	30,411,698	138,286,283	—	168,697,981
United States	61,335,602	—	—	61,335,602
Short-Term Securities	17,670,530	—	—	17,670,530

Total	$166,261,652	$479,374,956	—	$645,636,608

	Level 1	Level 2	Level 3	Total
Derivative Financial Instruments[1]
Assets:
Foreign currency exchange contracts	—	$3,557,019	—	$3,557,019
Liabilities:
Foreign currency exchange contracts	—	(809,177)	—	(809,177)

Total	—	$2,747,842	—	$2,747,842

[1]	Derivative financial instruments are forward foreign currency exchange contracts which are valued at the unrealized appreciation (depreciation) on the instrument.

Transfers between Level 1 and Level 2 were as follows:

	Transfers into Level 1	Transfers out of Level 1[2]	Transfers into Level 2[2]	Transfers out of Level 2
Assets:
Long-Term Investments:
Japan	—	$(9,625,257)	$9,625,257	—

[2]	External pricing service used to reflect any significant market movements between the time the Portfolio valued such foreign securities and the earlier closing of foreign markets.

See Notes to Financial Statements.

BLACKROCK INTERNATIONAL FUND	APRIL 30, 2015	23

Statement of Assets and Liabilities	BlackRock Master International Portfolio

April 30, 2015 (Unaudited)

Assets
Investments at value — unaffiliated (cost — $578,860,416)	$627,966,078
Investments at value — affiliated (cost — $17,670,530)	17,670,530
Investments sold receivable	9,848,668
Contributions receivable from investor	57,426
Unrealized appreciation on forward foreign currency exchange contracts	3,557,019
Dividends receivable — unaffiliated	3,443,771
Dividends receivable — affiliated	1,920
Prepaid expenses	2,011

Total assets	662,547,423

Liabilities
Investments purchased payable	10,599,559
Unrealized depreciation on forward foreign currency exchange contracts	809,177
Foreign taxes payable	395,912
Investment advisory fees payable	392,029
Other affiliates payable	4,910
Directors’ fees payable	1,410
Other accrued expenses payable	163,629

Total liabilities	12,366,626

Net Assets	$650,180,797

Net Assets Consist of
Investor’s capital	$598,444,508
Net unrealized appreciation (depreciation)	51,736,289

Net Assets	$650,180,797

See Notes to Financial Statements.

24	BLACKROCK INTERNATIONAL FUND	APRIL 30, 2015

Statement of Operations	BlackRock Master International Portfolio

Six Months Ended April 30, 2015 (Unaudited)

Investment Income
Dividends — unaffiliated	$6,178,560
Dividends — affiliated	6,896
Foreign taxes withheld	(263,334)

Total income	5,922,122

Expenses
Investment advisory	2,343,211
Accounting services	93,104
Custodian	70,367
Professional	26,083
Directors	10,961
Printing	2,364
Miscellaneous	9,484

Total expenses	2,555,574
Less fees waived by the Manager	(8,854)

Total expenses after fees waived	2,546,720

Net investment income	3,375,402

Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments	(22,807,751)
Capital gain distributions received from affiliated investment companies	2,667
Foreign currency transactions	2,752,100

(20,052,984)

Net change in unrealized appreciation (depreciation) on:
Investments	26,868,091
Foreign currency translations	(337,532)

26,530,559

Total realized and unrealized gain	6,477,575

Net Increase in Net Assets Resulting from Operations	$9,852,977

See Notes to Financial Statements.

BLACKROCK INTERNATIONAL FUND	APRIL 30, 2015	25

Statements of Changes in Net Assets	BlackRock Master International Portfolio

Increase (Decrease) in Net Assets:	Six Months Ended April 30, 2015 (Unaudited)	Year Ended October 31, 2014

Operations
Net investment income	$3,375,402	$12,082,368
Net realized gain (loss)	(20,052,984)	99,985,853
Net change in unrealized appreciation (depreciation)	26,530,559	(113,029,725)

Net increase (decrease) in net assets resulting from operations	9,852,977	(961,504)

Capital Transactions
Proceeds from contributions	73,969,266	182,908,873
Value of withdrawals	(89,022,122)	(429,723,739)

Net decrease in net assets derived from capital transactions	(15,052,856)	(246,814,866)

Net Assets
Total decrease in net assets	(5,199,879)	(247,776,370)
Beginning of period	655,380,676	903,157,046

End of period	$650,180,797	$655,380,676

Financial Highlights	BlackRock Master International Portfolio

	Six Months Ended April 30, 2015	Year Ended October 31,
	(Unaudited)	2014	2013	2012	2011	2010

Total Return
Total return	1.55%[1]	(1.06)%	28.02%[2]	1.81%	(5.10)%	18.59%

Ratios to Average Net Assets
Total expenses	0.81%[3]	0.80%	0.78%	0.81%	0.85%	1.03%

Total expenses after fees waived	0.80%[3]	0.80%	0.78%	0.81%	0.85%	1.03%

Net investment income	1.07%[3]	1.54%	2.08%	1.50%	0.64%	0.54%

Supplemental Data
Net assets, end of period (000)	$650,181	$655,381	$903,157	$709,589	$832,964	$65,318

Portfolio turnover rate	58%	128%	128%	117%	156%	154%

[1]	Aggregate total return.

[2]

Includes a payment from an affiliate to compensate for foregone securities lending revenue which impacted the Portfolio’s total return. Not including this payment, the Portfolio’s total return would have been 27.93%.

[3]	Annualized.

See Notes to Financial Statements.

26	BLACKROCK INTERNATIONAL FUND	APRIL 30, 2015

Notes to Financial Statements (Unaudited)	BlackRock Master International Portfolio

1. Organization:

BlackRock Master International Portfolio (the “Portfolio”), a series of BlackRock Master LLC (the “Master LLC”), is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a diversified, open-end management investment company. The Master LLC is organized as a Delaware limited liability company. The Limited Liability Company Agreement of the Master LLC permits the Board of Directors of the Master LLC (the “Board”) to issue non-transferable interests in the Master LLC, subject to certain limitations.

2. Significant Accounting Policies:

The Portfolio’s financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Portfolio is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. The following is a summary of significant accounting policies followed by the Portfolio:

Valuation: The Portfolio’s investments are valued at fair value as of the close of trading on the New York Stock Exchange (“NYSE”)(generally

4:00 p.m., Eastern time). U.S. GAAP defines fair value as the price the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Portfolio determines the fair values of its financial instruments at market value using independent dealers or pricing services under policies approved by the Board. The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to provide oversight of the pricing function for the Portfolio for all financial instruments.

Equity investments traded on a recognized securities exchange are valued at the official close price each day, if available. For equity investments traded on more than one exchange, the official close price on the exchange where the stock is primarily traded is used. Equity investments traded on a recognized exchange for which there were no sales on that day may be valued at the last available bid (long positions) or ask (short positions) price.

Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates determined as of the close of business on the NYSE. Forward foreign currency exchange contracts are valued at the mean between the bid and ask prices and are determined as of the close of business on the NYSE. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available.

In the event that the application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Value Investments”). When determining the price for Fair Value Investments, the Global Valuation Committee, or its delegate, seeks to determine the price that the Portfolio might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deems relevant consistent with the principles of fair value measurement. The pricing of all Fair Value Investments is subsequently reported to the Board or a committee thereof on a quarterly basis.

Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of business on the NYSE. Occasionally, events affecting the values of such instruments may occur between the foreign market close and the close of business on the NYSE that may not be reflected in the computation of the Portfolio’s net assets. If events (e.g., a company announcement, market volatility or a natural disaster) occur during such periods that are expected to materially affect the value of such instruments, those instruments may be Fair Value Investments and be valued at their fair value, as determined in good faith by the Global Valuation Committee, or its delegate, using a pricing service and/or policies approved by the Board. Each business day, the Portfolio uses a pricing service to assist with the valuation of certain foreign exchange-traded equity securities and foreign exchange-traded and over-the-counter (“OTC”) options (the “Systematic Fair Value Price”). Using current market factors, the Systematic Fair Value Price is designed to value such foreign securities and foreign options at fair value as of the close of business on the NYSE, which follows the close of the local markets.

Foreign Currency: The Portfolio’s books and records are maintained in U.S. dollars. Purchases and sales of investment securities are recorded at the rates of exchange prevailing on the respective date of such transactions. Generally, when the U.S. dollar rises in value against a foreign currency, the Portfolio’s investments denominated in that currency will lose value because that currency is worth fewer U.S. dollars; the opposite effect occurs if the U.S. dollar falls in relative value.

BLACKROCK INTERNATIONAL FUND	APRIL 30, 2015	27

Notes to Financial Statements (continued)	BlackRock Master International Portfolio

The Portfolio does not isolate the portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in the market prices of investments held or sold for financial reporting purposes. Accordingly, the effects of changes in foreign currency exchange rates on investments are not segregated in the Statement of Operations from the effects of changes in market prices of those investments but are included as a component of net realized and unrealized gain (loss) from investments. The Portfolio reports realized currency gains (losses) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are generally treated as ordinary income for federal income tax purposes.

Segregation and Collateralization: In cases where a Portfolio enters into certain investments (e.g., forward foreign currency exchange contracts) that would be “senior securities” for 1940 Act purposes, the Portfolio may segregate or designate on its books and records cash or liquid securities having a market value at least equal to the amount of the Portfolio’s future obligations under such investments. Doing so allows the investment to be excluded from treatment as a “senior security.” Furthermore, if required by an exchange or counterparty agreement, the Portfolio may be required to deliver/ deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments or obligations.

Investment Transactions and Investment Income: For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend date. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Portfolio is informed of the ex-dividend date. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest.

Other: Expenses directly related to the Portfolio are charged to the Portfolio. Other operating expenses shared by several funds are prorated among those funds on the basis of relative net assets or other appropriate methods.

The Portfolio has an arrangement with the custodian whereby fees may be reduced by credits earned on uninvested cash balances, which, if applicable, are shown as fees paid indirectly in the Statement of Operations. The custodian imposes fees on overdrawn cash balances, which can be offset by accumulated credits earned or may result in additional custody charges.

3. Derivative Financial Instruments:

The Portfolio engages in various portfolio investment strategies using derivative contracts both to increase the returns of the Portfolio and/or to economically manage its exposure to certain risks such as foreign currency exchange rate risk. These contracts may be transacted on an exchange or OTC.

Forward Foreign Currency Exchange Contracts: The Portfolio enters into forward foreign currency exchange contracts as an economic hedge against either specific transactions or portfolio instruments or to obtain exposure to, or hedge exposure away from, foreign currencies (foreign currency exchange rate risk). A forward foreign currency exchange contract is an agreement between two parties to buy and sell a currency at a set exchange rate on a future date. Forward foreign currency exchange contracts, when used by the Portfolio, help to manage the overall exposure to the currencies in which some of the investments held by the Portfolio are denominated. The contract is marked-to-market daily and the change in market value is recorded by the Portfolio as an unrealized gain or loss. When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed. The use of forward foreign currency exchange contracts involves the risk that the value of a forward foreign currency exchange contract changes unfavorably due to movements in the value of the referenced foreign currencies.

The following is a summary of the Portfolio’s derivative financial instruments categorized by risk exposure:

Fair Value of Derivative Financial Instruments as of April 30, 2015
		Value
	Statement of Assets and Liabilities Location	Derivative Assets	Derivative Liabilities
Foreign currency exchange contracts	Unrealized appreciation (depreciation) on forward foreign currency exchange contracts	$3,557,019	$809,177

The Effect of Derivative Financial Instruments in the Statement of Operations Six Months Ended April 30, 2015
	Net Realized Gain from	Net Change in Unrealized Appreciation (Depreciation) on
Foreign currency exchange contracts: Foreign currency transactions/translations	$3,132,291	$(348,677)

28	BLACKROCK INTERNATIONAL FUND	APRIL 30, 2015

Notes to Financial Statements (continued)	BlackRock Master International Portfolio

For the six months ended April 30, 2015, the average quarterly balances of outstanding derivative financial instruments were as follows:

Forward foreign currency exchange contracts:
Average amounts purchased — in USD	$76,611,774
Average amounts sold — in USD	$80,816,593

Counterparty Credit Risk: A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

A Portfolio’s risk of loss from counterparty credit risk on OTC derivatives is generally limited to the aggregate unrealized gain less the value of any collateral held by such Portfolio.

In order to better define its contractual rights and to secure rights that will help the Portfolio mitigate its counterparty risk, the Portfolio may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its counterparties.An ISDA Master Agreement is a bilateral agreement between the Portfolio and a counterparty that governs certain OTC derivatives and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Portfolio may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. Bankruptcy or insolvency laws of a particular jurisdiction may restrict or prohibit the right of offset in bankruptcy, insolvency or other events. In addition, certain ISDA Master Agreements allow counterparties to terminate derivative contracts prior to maturity in the event the Portfolio’s net assets decline by a stated percentage or the Portfolio fails to meet the terms of its ISDA Master Agreements. The result would cause the Portfolio to accelerate payment of any net liability owed to the counterparty.

Collateral Requirements: For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark-to-market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Portfolio and the counterparty.

Cash collateral that has been pledged to cover obligations of the Portfolio and cash collateral received from the counterparty, if any, is reported separately on the Statement of Assets and Liabilities as cash pledged as collateral and cash received as collateral, respectively. Non-cash collateral pledged by the Portfolio, if any, is noted in the Schedule of Investments. Generally, the amount of collateral due from or to a party has to exceed a minimum transfer amount threshold (typically either $250,000 or $500,000) before a transfer is required, which is determined at the close of business of the Portfolio. Any additional required collateral is delivered to/pledged by the Portfolio on the next business day. Typically, the Portfolio and counterparties are not permitted to sell, re-pledge or use the collateral they receive. To the extent amounts due to the Portfolio from its counterparties are not fully collateralized, the Portfolio bears the risk of loss from counterparty non-performance. Likewise, to the extent the Portfolio has delivered collateral to a counterparty and stands ready to perform under the terms of its agreement with such counterparty, the Portfolio bears the risk of loss from a counterparty in the amount of the value of the collateral in the event the counterparty fails to return such collateral.

For financial reporting purposes, the Portfolio does not offset derivative assets and derivative liabilities that are subject to netting arrangements, if any, in the Statement of Assets and Liabilities.

As of April 30, 2015, the Portfolio’s derivative assets and liabilities (by type) are as follows:

	Assets	Liabilities
Derivative Financial Instruments:
Forward foreign currency exchange contracts	$3,557,019	$809,177

Total derivative assets and liabilities in the Statement of Assets and Liabilities	3,557,019	809,177

Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	—	—

Total derivative assets and liabilities subject to an MNA	$3,557,019	$809,177

BLACKROCK INTERNATIONAL FUND	APRIL 30, 2015	29

Notes to Financial Statements (continued)	BlackRock Master International Portfolio

As of April 30, 2015, the following tables present the Portfolio’s derivative assets and liabilities by counterparty net of amounts available for offset under an MNA and net of the related collateral received and pledged by the Portfolio:

Counterparty	Derivative Assets Subject to an MNA by Counterparty	Derivatives Available for Offset[1]	Non-cash Collateral Received	Cash Collateral Received	Net Amount of Derivative Assets[2]
Citibank N.A.	$1,863,112	$(809,177)	—	—	$1,053,935
Goldman Sachs International	1,693,907	—	—	—	1,693,907

Total	$3,557,019	$(809,177)	—	—	$2,747,842

Counterparty	Derivative Liabilities Subject to an MNA by Counterparty	Derivatives Available for Offset[1]	Non-cash Collateral Pledged	Cash Collateral Pledged	Net Amount of Derivative Liabilities
Citibank N.A.	$809,177	$(809,177)	—	—	—

[1]	The amount of derivatives available for offset is limited to the amount of derivative assets and/or liabilities that are subject to an MNA.
[2]	Net amount represents the net amount receivable from the counterparty in the event of default.

4. Investment Advisory Agreement and Other Transactions with Affiliates:

The PNC Financial Services Group, Inc. is the largest stockholder and an affiliate of BlackRock, Inc. (“BlackRock”) for 1940 Act purposes.

The Master LLC, on behalf of the Portfolio, entered into an Investment Advisory Agreement with the Manager, the Portfolio’s investment advisor, an indirect, wholly owned subsidiary of BlackRock, to provide investment advisory and administration services. The Manager is responsible for the management of the Portfolio’s portfolio and provides the necessary personnel, facilities, equipment and certain other services to the operations of the Portfolio. For such services, the Portfolio pays the Manager a monthly fee based on a percentage of the Portfolio’s average daily net assets at the following annual rates:

Average Daily Net Assets	Investment Advisory Fee
Not exceeding $500 Million	0.75%
In excess of $500 Million	0.70%

The Manager voluntarily agreed to waive its investment advisory fees by the amount of investment advisory fees the Portfolio pays to the Manager indirectly through its investment in affiliated money market funds. However, the Manager does not waive its investment advisory fees by the amount of investment advisory fees paid in connection with the Portfolio’s investment in other affiliated investment companies, if any. This amount is shown as fees waived by the Manager in the Statement of Operations.

The Manager entered into a sub-advisory agreement with BlackRock International Limited (“BIL”), an affiliate of the Manager. The Manager pays BIL, for services it provides, a monthly fee that is a percentage of the investment advisory fees paid by the Portfolio to the Manager.

For the six months ended April 30, 2015, the Portfolio reimbursed the Manager $3,749 for certain accounting services, which is included in accounting services in the Statement of Operations.

Certain officers and/or directors of the Master LLC are officers and/or directors of BlackRock or its affiliates.

5. Purchases and Sales:

For the six months ended April 30, 2015, purchases and sales of investments, excluding short-term securities, were $359,167,661 and $382,377,997, respectively.

6. Income Tax Information:

The Portfolio is disregarded as an entity separate from its owner for tax purposes. As such, the owner of the Portfolio is treated as the owner of the net assets, income, expenses and realized and unrealized gains and losses of the Portfolio. Therefore, no federal tax provision is required. It is intended that the Portfolio’s assets will be managed so the owner of the Master LLC can satisfy the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended.

30	BLACKROCK INTERNATIONAL FUND	APRIL 30, 2015

Notes to Financial Statements (concluded)	BlackRock Master International Portfolio

As of April 30, 2015, gross unrealized appreciation and depreciation based on cost for federal income tax purposes were as follows:

Tax cost	$597,210,445

Gross unrealized appreciation	$60,263,240
Gross unrealized depreciation	(11,837,077)

Net unrealized appreciation	$48,426,163

7. Bank Borrowings:

The Portfolio, along with certain other funds managed by the Manager and its affiliates (“Participating Funds”), is a party to a 364-day, $2.1 billion credit agreement with a group of lenders, under which the Portfolio may borrow to fund shareholder redemptions. Excluding commitments designated for certain individual funds, the Participating Funds, including the Portfolio, can borrow up to an aggregate commitment amount of $1.6 billion, subject to asset coverage and other limitations as specified in the agreement. The credit agreement has the following terms: a fee of 0.06% per annum on unused commitment amounts and interest at a rate equal to the higher of (a) one-month LIBOR (but, in any event, not less than 0.00%) on the date the loan is made plus 0.80% per annum or (b) the Fed Funds rate (but, in any event, not less than 0.00%) in effect from time to time plus 0.80% per annum on amounts borrowed. The agreement expires in April 2016 unless extended or renewed. Prior to November 25, 2014, the aggregate commitment amount was $1.1 billion, of which the Participating Funds, including the Portfolio, could borrow up to $650 million at any time outstanding, subject to asset coverage and other limitations as specified in the agreement. Participating Funds paid administration, legal and arrangement fees, which are included in miscellaneous expenses in the Statement of Operations, and along with commitment fees, were allocated among such funds based upon portions of the aggregate commitment available to them and relative net assets of Participating Funds. During the six months ended April 30, 2015, the Portfolio did not borrow under the credit agreement.

8. Principal Risks:

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer of a security to meet all its obligations (issuer credit risk). The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. Similar to issuer credit risk, the Portfolio may be exposed to counterparty credit risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may fail to or be unable to perform on its commitments. The Portfolio manages counterparty credit risk by entering into transactions only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Portfolio to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Portfolio’s exposure to market, issuer and counterparty credit risks with respect to these financial assets is generally approximated by their value recorded in the Statement of Assets and Liabilities, less any collateral held by the Portfolio.

The Portfolio invests a significant portion of its assets in securities of issuers located in Europe or with significant exposure to European issuers or countries. The European financial markets have recently experienced volatility and adverse trends due to concerns about economic downturns in, or rising government debt levels of several European countries. These events may spread to other countries in Europe and may affect the value and liquidity of certain of the Portfolio’s investments.

As of April 30, 2015, the Portfolio had the following industry classifications:

Industry	Percent of Long-Term Investments
Pharmaceuticals	17%
Media	11%
Wireless Telecommunication Services	8%
Air Freight & Logistics	7%
Chemicals	7%
Banks	7%
Other[1]	43%

[1]	All other industries held were each less than 5% of long-term investments.

9. Subsequent Events:

Management has evaluated the impact of all subsequent events on the Portfolio through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

BLACKROCK INTERNATIONAL FUND	APRIL 30, 2015	31

Officers and Directors

Rodney D. Johnson, Chair of the Board and Director

David O. Beim, Director

Collette Chilton, Director

Frank J. Fabozzi, Director

Dr. Matina S. Horner, Director

Herbert I. London, Director

Ian A. MacKinnon, Director

Cynthia A. Montgomery, Director

Barbara G. Novick, Director

Joseph P. Platt, Director

Robert C. Robb, Jr., Director

Toby Rosenblatt, Director

Mark Stalnecker, Director

Kenneth L. Urish, Director

Frederick W. Winter, Director

John M. Perlowski, President and Chief Executive Officer

Jennifer McGovern, Vice President

Neal Andrews, Chief Financial Officer

Jay Fife, Treasurer

Charles Park, Chief Compliance Officer

Fernanda Piedra, Anti-Money Laundering Compliance Officer

Benjamin Archibald, Secretary

Effective December 31, 2014, Paul L. Audet and Henry Gabbay resigned as Directors of the Corporation/Master LLC and Ronald W. Forbes

resigned as a Director of the Corporation/Master LLC and Co-Chair of the Board. Effective January 1, 2015, Collette Chilton, Barbara G. Novick and Mark Stalnecker were appointed to serve as Directors of the Corporation/Master LLC.

Effective March 1, 2015, Charles Park resigned as Anti-Money Laundering Officer of the Corporation/Master LLC and Fernanda Piedra became Anti- Money Laundering Compliance Officer of the Corporation/Master LLC.

Effective May 18, 2015, Ian MacKinnon resigned as a Director of the Corporation/Master LLC.

Investment Advisor and Administrator BlackRock Advisors, LLC Wilmington, DE 19809	Accounting Agent and Transfer Agent BNY Mellon Investment Servicing (US) Inc. Wilmington, DE 19809	Independent Registered Public Accounting Firm Deloitte & Touche LLP Philadelphia, PA 19103	Address of the Corporation/Master LLC 100 Bellevue Parkway Wilmington, DE 19809

Sub-Advisor BlackRock International Limited Edinburgh, EH3 8BL United Kingdom	Custodian Brown Brothers Harriman & Co. Boston, MA 02109	Distributor BlackRock Investments, LLC New York, NY 10022

Legal Counsel Sidley Austin LLP New York, NY 10019

32	BLACKROCK INTERNATIONAL FUND	APRIL 30, 2015

Additional Information

General Information

Householding

The Fund will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Fund at (800) 441-7762.

Availability of Quarterly Schedule of Investments

The Fund/Portfolio files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s/Portfolio’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on how to access documents on the SEC’s website without charge may be obtained by calling (800) SEC-0330. The Fund’s/Portfolio’s Forms N-Q may also be obtained upon request and without charge by calling (800) 441-7762.

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the Fund/Portfolio use to determine how to vote proxies relating to portfolio securities is available upon request and without charge (1) by calling (800) 441-7762; (2) at http://www.blackrock.com; and (3) on the SEC’s website at http:// www.sec.gov.

Availability of Proxy Voting Record

Information about how the Fund/Portfolio voted proxies relating to securities held in the Fund’s/Portfolio’s portfolios during the most recent 12-month period ended June 30 is available, upon request and without charge (1) at http://www.blackrock.com or by calling (800) 441-7762 and (2) on the SEC’s website at http://www.sec.gov.

BlackRock’s Mutual Fund Family

BlackRock offers a diverse lineup of open-end mutual funds crossing all investment styles and managed by experts in equity, fixed income and tax-exempt investing. Visit http://www.blackrock.com for more information.

Shareholder Privileges

Account Information

Call us at (800) 441-7762 from 8:00 AM to 6:00 PM EST on any business day to get information about your account balances, recent transactions and share prices. You can also reach us on the Web at http://www.blackrock.com/funds.

Automatic Investment Plans

Investor Class shareholders who want to invest regularly can arrange to have $50 or more automatically deducted from their checking or savings account and invested in any of the BlackRock funds.

Systematic Withdrawal Plans

Investor Class shareholders can establish a systematic withdrawal plan and receive periodic payments of $50 or more from their BlackRock portfolios, as long as their account balance is at least $10,000.

Retirement Plans

Shareholders may make investments in conjunction with Traditional, Rollover, Roth, Coverdell, Simple IRAs, SEP IRAs and 403(b) Plans.

BLACKROCK INTERNATIONAL FUND	APRIL 30, 2015	33

Additional Information (concluded)

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

34	BLACKROCK INTERNATIONAL FUND	APRIL 30, 2015

This report is intended for current holders. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless preceded or accompanied by the Fund’s current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

IF-4/15-SAR

Item 2 –	Code of Ethics – Not Applicable to this semi-annual report

Item 3 –	Audit Committee Financial Expert – Not Applicable to this semi-annual report

Item 4 –	Principal Accountant Fees and Services – Not Applicable to this semi-annual report

Item 5 –	Audit Committee of Listed Registrants – Not Applicable

Item 6 –	Investments
(a) The registrants’ Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this Form.
(b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7 –	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not Applicable

Item 8 –	Portfolio Managers of Closed-End Management Investment Companies – Not Applicable

Item 9 –	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not Applicable

Item 10 –	Submission of Matters to a Vote of Security Holders –There have been no material changes to these procedures.

Item 11 –	Controls and Procedures

(a) – The registrants’ principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrants’ disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b) – There were no changes in the registrants’ internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrants’ internal control over financial reporting.

Item 12 –	Exhibits attached hereto

(a)(1) – Code of Ethics – Not Applicable to this semi-annual report

(a)(2) – Certifications – Attached hereto

(a)(3) – Not Applicable

(b) – Certifications – Attached hereto

2

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, each registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock International Fund of BlackRock Series, Inc. and BlackRock Master International Portfolio of BlackRock Master LLC

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of

BlackRock International Fund of BlackRock Series, Inc. and BlackRock Master International Portfolio of BlackRock Master LLC

Date: July 1, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of each registrant and in the capacities and on the dates indicated.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of

BlackRock International Fund of BlackRock Series, Inc. and BlackRock Master International Portfolio of BlackRock Master LLC

Date: July 1, 2015

By:	/s/ Neal J. Andrews
Neal J. Andrews
Chief Financial Officer (principal financial officer) of

BlackRock International Fund of BlackRock Series, Inc. and BlackRock Master International Portfolio of BlackRock Master LLC

Date: July 1, 2015

3